Exhibit 10.7

NEITHER THIS AGREEMENT NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY A PERSON WHO CAN BEAR THE RISK OF THE LOSS OF HIS ENTIRE INVESTMENT.

Amended and Restated Equity Exchange Agreement

This Amended and Restated Equity Exchange Agreement (this “Agreement”) is made and entered into as of July 10, 2025, but effective for all purposes as of June 27, 2025 (the “Effective Date”), by and between Odyssey Marine Exploration, Inc., a Nevada corporation (“Odyssey”), Oceanica Resources, S. de R.L., a Panamanian company (“Oceanica”), and the individual (the “Member”), whose name is set forth on the Member’s signature page to this Agreement (the “Member’s Signature Page”).

Recitals:

A.
Odyssey, Oceanica, and the Member (each a “Party” and collectively the “Parties”) entered into an Equity Exchange Agreement, dated as of June 27, 2025 (the “Original Agreement”).
B.
The Parties identified certain scrivener’s errors in the Original Agreement and now desire to enter into this Agreement to amend and restate the Original Agreement in its entirety. Upon execution and delivery of this Agreement by the Parties, the Original Agreement shall be deemed to be void ab initio.
C.
The Member has received or accrued the right to receive the number of membership interests in Oceanica set forth on the Member’s Signature Page (the “Exchange Quotas”).
D.
On the terms and subject to the conditions set forth in this Agreement, the Member desires to assign, sell, and transfer the Exchange Quotas to Odyssey in exchange for the right to receive the number of shares of Odyssey’s common stock, par value $0.0001 per share, set forth on the Member’s Signature Page (the “Odyssey Exchange Shares”).

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

Article 1

Exchange
Section 1.01.
Exchange of Quotas. On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Member shall assign, sell, convey, and transfer to Odyssey, and Odyssey shall purchase and acquire from the Member, the Exchange Quotas, free and clear of any mortgage, pledge, lien, charge, security interest, claim, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each, an “Encumbrance”), other than the terms and conditions of the Amended and Restated Members’ Agreement of Oceanica dated November 18, 2022 (the “Members’ Agreement”), in exchange for the consideration described in Section 1.02.

Section 1.02.
Consideration. On the terms and subject to the conditions set forth in this Agreement, in exchange for the assignment of the Exchange Quotas to Odyssey pursuant to Section 1.01, the Member shall have the right to receive the Odyssey Exchange Shares.
Article 2

Closing
Section 2.01.
Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”) at the offices of Odyssey, 205 S. Hoover Boulevard, Suite 210, Tampa, Florida, or remotely by exchange of documents and signatures (or their electronic counterparts). The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. Eastern time on the Closing Date.
Section 2.02.
Closing and Other Deliverables.
(a)
Member Deliverables. At the Closing, the Member shall deliver to Odyssey or its designee any certificates evidencing the Exchange Quotas, free and clear of all Encumbrances, duly endorsed in blank or accompanied by assignments of membership interest or other instruments of transfer duly executed in blank.
(b)
Oceanica Deliverables. At the Closing, Oceanica shall deliver to Odyssey or its designee any Exchange Quotas that have not yet been issued to the Member, and shall amend Exhibit A to the Members’ Agreement, update Oceanica’s member registry and take all other actions necessary to effect the issuance or transfer of the Exchange Quotas to Odyssey or its designee.
(c)
Odyssey Deliverables. Within two business days following the Vesting Date (as defined below), Odyssey shall issue irrevocable instructions to its transfer agent to issue certificates or credit shares to the applicable balance account at The Depository Trust Company (“DTC”), registered in the name of the Member or his nominee(s), for the Odyssey Exchange Shares, in such amount as specified by the Member to Odyssey in writing. As used in this Agreement, (a) “Vesting Date” means the earlier of (i) the fifth anniversary of the Effective Date or (ii) the date on which the MIA is issued to Phosagmex, S.A.P.I. de C.V. (“Phosagmex”) or to Exploraciones Oceánicas, S. de R.L. de C.V. (“ExO”), or that the appropriate Mexican governmental entity or agency issues an alternative approval to the MIA that allows Phosagmex or ExO to proceed with the Project; (b) “MIA” means a Manifestación de Impacto Ambiental issued by the Secretaría de Medio Ambiente y Recursos Naturales or other applicable Mexican governmental entity or agency; and (c) “Project” means a fertilizer or phosphate production project based on the extraction of phosphate ore from the seafloor within the area located in the Gulf of Ulloa of the Baja California Sur Peninsula in the exclusive economic zone of Mexico based on title concession numbers: (i) 244813/ 240744, (ii) 242994, and (iii) 242995 or any title concessions issued in replacement of such concessions.
Article 3

Representations and Warranties of Odyssey

Odyssey represents and warrants that the statements contained in this Article 3 are true and correct as of the date of this Agreement.

Section 3.01.
Organization and Standing. Odyssey is duly organized, validly existing, and in good standing under the laws of the state of Nevada. Odyssey has all requisite power and authority to own, license, and, operate its properties, to carry on its business as now conducted and to execute and deliver this Agreement and to perform its obligations hereunder.
Section 3.02.
Authority. The execution and delivery by Odyssey of this Agreement and the consummation by Odyssey of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Odyssey. This Agreement has been duly executed and delivered by Odyssey, and this Agreement constitutes a legal, valid, and binding obligation of Odyssey, enforceable against Odyssey in accordance with its terms.
Section 3.03.
No Conflict. The execution and delivery by Odyssey of this Agreement does not, and the consummation by Odyssey of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with, or result in a breach or violation of, or a default under, (a) Odyssey’s certificate of incorporation or bylaws, (b) subject to the accuracy of the Member’s representations and warranties in Article 4 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation, or other law applicable to Odyssey or (c) in any material respects, any material contract, agreement, or instrument by which Odyssey is bound. No material consent, approval, order or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Odyssey in connection with the execution and delivery by Odyssey of this Agreement or the consummation by Odyssey of the transactions contemplated hereby, except such filings, if any, as may be required under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws.
Section 3.04.
Validity of Odyssey Exchange Shares. The Odyssey Exchange Shares have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable to the Member, free of any liens, claims, or other encumbrances, except for restrictions on transfer provided for herein or under the Securities Act or other applicable securities laws.
Article 4

Representations and Warranties of the Member

The Member represents and warrants to Odyssey that the statements contained in this Article 4 are true and correct as of the date of this Agreement.

Section 4.01.
General.
(a)
The Member has all requisite authority (and in the case of an individual, the capacity) to acquire the Odyssey Exchange Shares, to enter into this Agreement, and to perform all the obligations required to be performed by the Member hereunder, and any acquisition of the Odyssey Exchange Shares by the Member will not contravene any law, rule, or regulation binding on the Member.
(b)
The Member is a resident of the state or country set forth on the Member’s signature page hereto and is not acquiring any Odyssey Exchange Shares as a nominee or agent or otherwise for any other person.
(c)
The Member will comply with all applicable laws and regulations in effect in any jurisdiction in which the Member acquires or sells any Odyssey Exchange Shares and obtain any consent, approval, or permission required for such acquisitions or sales under the laws and regulations of any jurisdiction to which the Member is subject or in which the Member makes such acquisitions or sales, and Odyssey shall have no responsibility therefor.
(d)
The Member owns or has the right to acquire, beneficially and of record, the number of Exchange Quotas set forth on the Member’s Signature Page.
Section 4.02.
Information Concerning Odyssey.
(a)
The Member has had access to and reviewed to the Member’s satisfaction all of the SEC Reports (as defined below).
(b)
The Member understands and accepts that the acquisition of any Odyssey Exchange Shares involves various risks, including the risks set forth in the SEC Reports. The Member represents that he is able to bear any loss associated with an investment in the Odyssey Exchange Shares.
(c)
The Member confirms that he is not relying on any communication (written or oral) of Odyssey or any of its affiliates as investment or tax advice or as a recommendation to acquire any Odyssey Exchange Shares. It is understood that neither Odyssey nor any of its affiliates is acting or has acted as an advisor to the Member in deciding to acquire any Odyssey Exchange Shares.
(d)
The Member is familiar with the business and financial condition and operations of Odyssey, all as generally described in the SEC Reports. The Member has had access to such information concerning Odyssey and the Odyssey Exchange Shares as he deems necessary to enable him to make an informed investment decision concerning the acquisition of any Odyssey Exchange Shares.
(e)
The Member understands that no federal or state agency has passed upon the merits or risks of an investment in the Odyssey Exchange Shares or made any finding or determination concerning the fairness or advisability of an investment in the Odyssey Exchange Shares.

As used in this Agreement, “SEC Reports” means reports, schedules, forms, statements, and other documents required to be filed by Odyssey under the Securities Act and the Exchange Act, as amended, including pursuant to Section 13(a) or Section 15(d) thereof, for the three years preceding the date of this Agreement, including the exhibits thereto and documents incorporated by reference therein.

Section 4.03.
Non-Reliance.
(a)
The Member represents that he is not relying on (and will not at any time rely on) any communication (written or oral) of Odyssey, as investment advice or as a recommendation to acquire any of the Odyssey Exchange Shares.
(b)
The Member confirms that Odyssey has not given any guarantee or representation as to the potential success, return, effect, or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Odyssey Exchange Shares. In deciding to acquire any Odyssey Exchange Shares, the Member is not relying on the advice or recommendations of Odyssey, and the Member has made his own independent decision that the investment in the Odyssey Exchange Shares is suitable and appropriate for the Member.
Section 4.04.
Status of the Member.
(a)
The Member has such knowledge, skill, and experience in business, financial, and investment matters that the Member is capable of evaluating the merits and risks of an investment in the

Odyssey Exchange Shares. With the assistance of the Member’s own professional advisors, to the extent that the Member has deemed appropriate, the Member has made his own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Odyssey Exchange Shares. The Member has considered the suitability of the Odyssey Exchange Shares as an investment in light of its own circumstances and financial condition, and the Member is able to bear the risks associated with an investment in the Odyssey Exchange Shares.
(b)
The Member is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Member agrees to furnish any additional information requested by Odyssey or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the any acquisition of Odyssey Exchange Shares by the Member.
Section 4.05.
Restrictions on Transfer.
(a)
The Member is acquiring Odyssey Exchange Shares solely for the Member’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Odyssey Exchange Shares. The Member understands that the Odyssey Exchange Shares have not been and will not be registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Member and of the other representations made by the Member in this Agreement. The Member understands that Odyssey is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(b)
The Member understands that, upon issuance, the Odyssey Exchange Shares will be “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “SEC”) provide in substance that the Member may dispose of Odyssey Exchange Shares only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the Member understands that Odyssey has no obligation or intention to register any of the Odyssey Exchange Shares or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, the Member understands that under the SEC’s rules, the Member may dispose of Odyssey Exchange Shares only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Odyssey Exchange Shares in the hands of the Member. Consequently, the Member understands that the Member must bear the economic risks of the investment in the Odyssey Exchange Shares for an indefinite period of time. The Member further acknowledges that, under Rule 144, if the Member is not an affiliate of Odyssey, the Member must hold any Odyssey Exchange Shares acquired by the Member for a period of six months before the Member may sell any of such Odyssey Exchange Shares under Rule 144.
(c)
The Member agrees: (i) that the Member will not sell, assign, pledge, give, transfer, or otherwise dispose of any Odyssey Exchange Shares or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (ii) that the certificates representing the Odyssey Exchange Shares will bear the legend set forth in Section 4.06 making reference to the foregoing restrictions; and (iii) that Odyssey and its affiliates shall not be required to give effect to any purported transfer of any Odyssey Exchange Shares, except upon compliance with the foregoing restrictions.

Section 4.06.
Legend. The Member understands that any certificates evidencing the Odyssey Exchange Shares will be imprinted, and the Member or his nominee(s) accounts at DTC will be noted, with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS FURTHER RESTRICTED BY THE TERMS OF AN EQUITY EXCHANGE AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.”

Article 5

Representations and Warranties of Oceanica

Oceanica represents and warrants that the statements contained in this Article 5 are true and correct as of the date of this Agreement.

Section 5.01.
Organization and Standing. Oceanica is duly organized, validly existing, and in good standing under the laws of Panama. Oceanica has all requisite power and authority to own, license, and, operate its properties, to carry on its business as now conducted and to execute and deliver this Agreement and to perform its obligations hereunder.
Section 5.02.
Authority. The execution and delivery by Oceanica of this Agreement and the consummation by Oceanica of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Oceanica. This Agreement has been duly executed and delivered by Oceanica, and this Agreement constitutes a legal, valid, and binding obligation of Oceanica, enforceable against Oceanica in accordance with its terms.
Section 5.03.
No Conflict. The execution and delivery by Oceanica of this Agreement does not, and the consummation by Oceanica of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with, or result in a breach or violation of, or a default under, (a) Oceanica’s certificate of incorporation or Members’ Agreement, (b) subject to the accuracy of the Member’s representations and warranties in Article 4 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation, or other law applicable to Oceanica or (c) in any material respects, any material contract, agreement, or instrument by which Oceanica is bound. No material consent, approval, order or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Oceanica in connection with the execution and delivery by Oceanica of this Agreement or the consummation by Oceanica of the transactions contemplated hereby.
Section 5.04.
Exchange Quotas. The Member owns or has the right to acquire, beneficially and of record, the number of Exchange Quotas set forth on the Member’s Signature Page.
Article 6

Miscellaneous
Section 6.01.
Interpretation. For purposes of this Agreement: (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”, (b) the word “or” is not exclusive, and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, non-binary, gender neutral, and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Appendixes mean the Articles and Sections of, and Exhibits and Appendixes attached to, this Agreement, (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, restated, supplemented, and modified from time to time to the extent permitted by the provisions thereof, and (z) to a statute or law means such statute or law as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits and Appendixes referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.
Section 6.02.
Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
Section 6.03.
Governing Law. This Agreement shall be governed by and construed under the laws of Florida as applied to agreements among Florida residents, made and to be performed entirely within Florida.
Section 6.04.
Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, or (c) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 5.04):

If to Odyssey: Odyssey Marine Exploration, Inc.

205 S. Hoover Blvd.

Suite 210

Tampa, Florida 33609

Attention: General Counsel

If to Oceanica: Thomas P. McNamara, Esq.

McNamara & Carver, P.A.

2906 Bay to Bay Boulevard, Suite 200

Tampa, Florida 33629

If to the Member: To the address for the Member set forth

on the Member’s Signature Page.

Section 6.05.
Expenses. Each of the parties shall bear and pay all costs and expenses incurred by such party in connection with the transactions contemplated by this Agreement.
Section 6.06.
Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Odyssey and the Member. This Agreement supersedes the Original Agreement in its entirety.
Section 6.07.
Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
Section 6.08.
Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

[Signature pages follow.]

IN WITNESS WHEREOF, Odyssey, Oceanica and the Member have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

ODYSSEY MARINE EXPLORATION, INC.

By:

John D. Longley, Jr.

President and Chief Operating Officer

OCEANICA RESOURCES, S. DE R.L.

By:

Mark D. Gordon

President

[MEMBER NAME]

Signature of Member

No. Exchange Quotas: [ ]

No. Odyssey Exchange Shares: 1 [ ]

1 For each Member, would equal the number of Odyssey Exchange Shares determined by dividing the number of Exchange Quotas (each valued at $1.00) by the 30-day VWAP of Odyssey’s common stock (with the 30-day period ending on the business day preceding the date of this Agreement), rounded up to the nearest whole share. The 30-day VWAP as of June 26, 2025 was $1.03831.

Signature Page to Equity Exchange Agreement